UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2023

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

	N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Shareholders are advised that at the annual general meeting of the Company convened on Wednesday, September 6, 2023 (in terms of the notice of annual general meeting posted to shareholders on Friday, July 28, 2023) all of the resolutions tabled thereat were passed by the requisite majority of MiX Telematics shareholders.

Details of the results of voting at the annual general meeting are as follows:
•total number of MiX Telematics shares in issue as at the date of the annual general meeting: 607 837 362;
•total number of MiX Telematics shares that could have been voted at the annual general meeting, excluding treasury shares: 554 020 612; and
•total number of MiX Telematics shares that were present/represented at the annual general meeting: 482 518 996, being 79.38% of the total number of MiX Telematics shares in issue and 87.09% of MiX Telematics shares that could have been voted at the annual general meeting.

Proposal No. 1a – To approve, by ordinary resolution, the re-election of Charmel Flemming as a director of the Company
Shares voted* 482 475 771, being 79.38%	For 479 717 271, being 99.43%	Against 2 758 500, being 0.57%	Abstentions^ 43 225, being 0.01%
Proposal No. 1b - To approve, by ordinary resolution, the re-election of Fikile Futwa as a director of the Company
Shares voted* 482 475 771, being 79.38%	For 479 717 271, being 99.43%	Against 2 758 500, being 0.57%	Abstentions^ 43 225, being 0.01%
Proposal No. 2 - To approve, by ordinary resolution, the ratification of the appointment of Deloitte & Touche as external auditor/independent registered public accounting firm for the fiscal year ending March 31, 2024
Shares voted* 482 482 471, being 79.38%	For 480 061 216, being 99.50%	Against 2 421 255, being 0.50%	Abstentions^ 36 525, being 0.01%
Proposal No. 3 - To approve, by special resolution, the authorization of the repurchase of securities
Shares voted* 482 486 096, being 79.38%	For 482 306 516, being 99.96%	Against 179 580, being 0.04%	Abstentions^ 32 900, being 0.01%
Proposal No. 4 - To approve, by special resolution, the authorization of financial assistance to related and interrelated companies
Shares voted* 482 476 696, being 79.38%	For 477 826 591, being 99.04%	Against 4 650 105, being 0.96%	Abstentions^ 42 300, being 0.01%
Proposal No. 5 - To approve, by special resolution, the approval of the fees payable to non-executive directors
Shares voted* 482 268 471, being 79.34%	For 477 618 321, being 99.04%	Against 4 650 150, being 0.96%	Abstentions^ 250 525, being 0.04%

Proposal No. 6 - To approve, by ordinary resolution, the non-binding advisory vote on endorsement of the Remuneration Policy
Shares voted* 480 849 696, being 79.11%	For 405 552 720, being 84.34%	Against 75 296 976, being 15.66%	Abstentions^ 1 669 300, being 0.27%
Proposal No. 7 - To approve, by ordinary resolution, the non-binding advisory vote on endorsement of the Remuneration Implementation Report
Shares voted* 480 849 996, being 79.11%	For 439 112 814, being 91.32%	Against 41 737 182, being 8.68%	Abstentions^ 1 669 000, being 0.27%
Proposal No. 8 - To approve, by ordinary resolution, the non-binding advisory vote to approve the compensation paid to the Company’s named executive officers
Shares voted* 480 886 771, being 79.11%	For 439 065 559, being 91.30%	Against 41 821 212, being 8.70%	Abstentions^ 1 632 225, being 0.27%
Proposal No. 9 - To approve, by ordinary resolution, the Group and Company IFRS Annual Financial Statements presentation and adoption
Shares voted* 482 420 841, being 79.37%	For 479 993 141, being 99.50%	Against 2 427 700, being 0.50%	Abstentions^ 98 155, being 0.02%
Proposal No. 10 - To approve, by ordinary resolution, the authorization of the placement of authorized but unissued shares under the control of directors
Shares voted* 482 467 046, being 79.37%	For 341 965 893, being 70.88%	Against 140 501 153, being 29.12%	Abstentions^ 51 950, being 0.01%
Proposal No. 11a - To approve, by ordinary resolution, the re-appointment of Charmel Flemming as a member of the Audit and Risk Committee
Shares voted* 482 488 446, being 79.38%	For 479 732 171, being 99.43%	Against 2 756 275, being 0.57%	Abstentions^ 30 550, being 0.01%
Proposal No. 11b - To approve, by ordinary resolution, the re-appointment of Fikile Futwa as member of the Audit and Risk Committee
Shares voted* 482 479 696, being 79.38%	For 479 725 696, being 99.43%	Against 2 754 000, being 0.57%	Abstentions^ 39 300, being 0.01%
Proposal No. 11c - To approve, by ordinary resolution, the re-appointment of Richard Bruyns as member of the Audit and Risk Committee
Shares voted* 482 479 396, being 79.38%	For 437 233 128, being 90.62%	Against 45 246 268, being 9.38%	Abstentions^ 39 600, being 0.01%
Proposal No. 12 - To approve, by ordinary resolution, the authorization to issue shares for cash
Shares voted* 481 093 196, being 79.15%	For 403 485 318, being 83.87%	Against 77 607 878, being 16.13%	Abstentions^ 1 425 800, being 0.23%
Proposal No. 13 - To approve, by ordinary resolution, the authorization of the signature of documentation
Shares voted* 482 465 791, being 79.37%	For 480 023 216, being 99.49%	Against 2 442 575, being 0.51%	Abstentions^ 53 205, being 0.01%

* shares voted (excluding abstentions) in relation to total shares in issue

^ in relation to total shares in issue

Item 7.01. Regulation FD Disclosure.

The submission to the Johannesburg Stock Exchange by the Company announcing results of the annual general meeting is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - Results of Annual General Meeting of the Company convened on Wednesday, September 6, 2023 and all the resolutions tabled thereat passed by the requisite majority of MiX Telematics shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Chief Financial Officer

Date: September 7, 2023

Exhibit 99.1

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
LEI Code: 529900S6HHR7CK7BU646

(“MiX Telematics” or “the Company”)

RESULTS OF ANNUAL GENERAL MEETING

Shareholders are advised that at the annual general meeting of the Company convened on Wednesday, September 6, 2023 (in terms of the notice of annual general meeting posted to shareholders on Friday, July 28, 2023) all of the resolutions tabled thereat were passed by the requisite majority of MiX Telematics shareholders.

Details of the results of voting at the annual general meeting are as follows:
•total number of MiX Telematics shares in issue as at the date of the annual general meeting: 607 837 362;
•total number of MiX Telematics shares that could have been voted at the annual general meeting, excluding treasury shares: 554 020 612; and
•total number of MiX Telematics shares that were present/represented at the annual general meeting: 482 518 996, being 79.38% of the total number of MiX Telematics shares in issue and 87.09% of MiX Telematics shares that could have been voted at the annual general meeting.

Proposal No. 1a – To approve, by ordinary resolution, the re-election of Charmel Flemming as a director of the Company
Shares voted* 482 475 771, being 79.38%	For 479 717 271, being 99.43%	Against 2 758 500, being 0.57%	Abstentions^ 43 225, being 0.01%
Proposal No. 1b - To approve, by ordinary resolution, the re-election of Fikile Futwa as a director of the Company
Shares voted* 482 475 771, being 79.38%	For 479 717 271, being 99.43%	Against 2 758 500, being 0.57%	Abstentions^ 43 225, being 0.01%
Proposal No. 2 - To approve, by ordinary resolution, the ratification of the appointment of Deloitte & Touche as external auditor/independent registered public accounting firm for the fiscal year ending March 31, 2024
Shares voted* 482 482 471, being 79.38%	For 480 061 216, being 99.50%	Against 2 421 255, being 0.50%	Abstentions^ 36 525, being 0.01%
Proposal No. 3 - To approve, by special resolution, the authorization of the repurchase of securities
Shares voted* 482 486 096, being 79.38%	For 482 306 516, being 99.96%	Against 179 580, being 0.04%	Abstentions^ 32 900, being 0.01%
Proposal No. 4 - To approve, by special resolution, the authorization of financial assistance to related and interrelated companies
Shares voted* 482 476 696, being 79.38%	For 477 826 591, being 99.04%	Against 4 650 105, being 0.96%	Abstentions^ 42 300, being 0.01%
Proposal No. 5 - To approve, by special resolution, the approval of the fees payable to non-executive directors
Shares voted* 482 268 471, being 79.34%	For 477 618 321, being 99.04%	Against 4 650 150, being 0.96%	Abstentions^ 250 525, being 0.04%

Proposal No. 6 - To approve, by ordinary resolution, the non-binding advisory vote on endorsement of the Remuneration Policy
Shares voted* 480 849 696, being 79.11%	For 405 552 720, being 84.34%	Against 75 296 976, being 15.66%	Abstentions^ 1 669 300, being 0.27%
Proposal No. 7 - To approve, by ordinary resolution, the non-binding advisory vote on endorsement of the Remuneration Implementation Report
Shares voted* 480 849 996, being 79.11%	For 439 112 814, being 91.32%	Against 41 737 182, being 8.68%	Abstentions^ 1 669 000, being 0.27%
Proposal No. 8 - To approve, by ordinary resolution, the non-binding advisory vote to approve the compensation paid to the Company’s named executive officers
Shares voted* 480 886 771, being 79.11%	For 439 065 559, being 91.30%	Against 41 821 212, being 8.70%	Abstentions^ 1 632 225, being 0.27%
Proposal No. 9 - To approve, by ordinary resolution, the Group and Company IFRS Annual Financial Statements presentation and adoption
Shares voted* 482 420 841, being 79.37%	For 479 993 141, being 99.50%	Against 2 427 700, being 0.50%	Abstentions^ 98 155, being 0.02%
Proposal No. 10 - To approve, by ordinary resolution, the authorization of the placement of authorized but unissued shares under the control of directors
Shares voted* 482 467 046, being 79.37%	For 341 965 893, being 70.88%	Against 140 501 153, being 29.12%	Abstentions^ 51 950, being 0.01%
Proposal No. 11a - To approve, by ordinary resolution, the re-appointment of Charmel Flemming as a member of the Audit and Risk Committee
Shares voted* 482 488 446, being 79.38%	For 479 732 171, being 99.43%	Against 2 756 275, being 0.57%	Abstentions^ 30 550, being 0.01%
Proposal No. 11b - To approve, by ordinary resolution, the re-appointment of Fikile Futwa as member of the Audit and Risk Committee
Shares voted* 482 479 696, being 79.38%	For 479 725 696, being 99.43%	Against 2 754 000, being 0.57%	Abstentions^ 39 300, being 0.01%
Proposal No. 11c - To approve, by ordinary resolution, the re-appointment of Richard Bruyns as member of the Audit and Risk Committee
Shares voted* 482 479 396, being 79.38%	For 437 233 128, being 90.62%	Against 45 246 268, being 9.38%	Abstentions^ 39 600, being 0.01%
Proposal No. 12 - To approve, by ordinary resolution, the authorization to issue shares for cash
Shares voted* 481 093 196, being 79.15%	For 403 485 318, being 83.87%	Against 77 607 878, being 16.13%	Abstentions^ 1 425 800, being 0.23%
Proposal No. 13 - To approve, by ordinary resolution, the authorization of the signature of documentation
Shares voted* 482 465 791, being 79.37%	For 480 023 216, being 99.49%	Against 2 442 575, being 0.51%	Abstentions^ 53 205, being 0.01%

* shares voted (excluding abstentions) in relation to total shares in issue
^ in relation to total shares in issue

September 7, 2023

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